UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) April 9, 2014

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 9, 2014, the Audit Committee of the Board of Directors of Matador Resources Company (the “Company”) approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2014. This appointment constituted the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Grant Thornton completed its engagement as the Company’s independent registered public accounting firm for the year ended December 31, 2013 upon the filing of the Company’s Annual Report on Form 10-K. The Audit Committee made its decision in connection with its annual review of the Company’s independent registered public accounting firm and after soliciting proposals from several accounting firms.

Grant Thornton’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2012 and 2013, and through the current date, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Grant Thornton with a copy of the disclosures it is making in this Form 8-K and requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Grant Thornton’s letter, dated April 15, 2014, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2012 and 2013, and through the current date, neither the Company, nor anyone on behalf of the Company, consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Grant Thornton LLP, dated April 15, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: April 15, 2014	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
16.1	Letter from Grant Thornton LLP, dated April 15, 2014.